Exhibit 99.1

FIRST ADDENDUM TO
APPENDIX A OF
THIRD AMENDED AND RESTATED SERVICE AGREEMENT

This First Addendum to Appendix A of that certain Third Amended and Restated Service Agreement (the "Addendum") is entered into as of this 19th day of September, 2019, by and between Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3075 Loyalty Circle, Columbus, OH 43219 and Comenity Bank (“Bank”), a Delaware state bank with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Third Amended and Restated Service Agreement as of April 23, 2019 (the “Agreement”) to outsource certain data processing activities and certain other administrative and servicing functions; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added, or deleted in as set forth in further detail in Exhibit A hereto.

2. Effective Date:  The amendments, additions, and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous.  Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement.  Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

First Addendum to Service Agreement
Comenity Bank/Comenity Servicing LLC

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Servicing LLC

By:  /s/ Sallie Komitor
Name:  Sallie Komitor
Title: President, Chief Services Officer

Comenity Bank

By:  /s/ John Marion
Name:  John Marion
Title:  President

First Addendum to Service Agreement
Comenity Bank/Comenity Servicing LLC

EXHIBIT A

1.	Amendments and Additions. Set forth below are additional Performance Standards or revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
BSA/AML
• Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
• Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
• Support reporting for senior Bank management, committees and boards as requested.

1st Level Watch List Filtering (WLF) Alerts:
• Initiate action on 100% of Watch List Filtering Alerts within 21 calendar days of alert generation.
• Confirmation that ADS India initiated action on all WLF Alerts within 21 calendar days of alert generation.
		M	Amended
Business Continuity and Disaster Recovery Services
• Assist management in planning for a shut down or disruption in business.
• Respond to emergencies and safeguard the interests of key stakeholders, reputation, brand and value-creating activities.
• Oversee each area that is responsible for planning, developing, updating and testing the procedures that will provide the organization the ability to respond and recover during an unplanned event.
• Provide business continuity and disaster recovery services as follows:

Provide alternate site for Bank headquarters personnel in the event that the Bank’s location is rendered inaccessible or inoperable, until the Bank’s facility has been restored or other permanent location is secured.

	Report quarterly Disaster Recovery Planning and testing results.	Q	Amended
	Conduct Business Impact Analysis (BIA) assessment within 12 months of the last assessment for 95% of business processes.	A	Amended
	Conduct risk assessment within 12 months of the last assessment for 95% of facilities.	A	Amended
	Establish and approve 95% of business unit and technology recovery plans within 12 months of the last approval consistent with BCDR standards.	Q	Amended

First Addendum to Service Agreement
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
Provide workstations for the duration of need, including access to all systems, availability, hardware, Bank data, and telephones with unlimited call access within the United States.

Upon arrival at the Servicer’s facility, Bank personnel will be issued such Provide building access devices (electronic cards, keys, etc.) as needed to facilitate access to the building. Provide security policies and procedures then in effect for this the facility.

Provide data security, data recovery, data backup, secured connectivity, and confidentiality functions.

Provide access to copy machines, fax machines and customary office supplies needed.
	Conduct 95% of business unit plan and recovery plan testing consistent with BCDR standards.	Q	Amended
Collections
• Manage collection of overdue accounts from initial delinquency through charge-off
• Manage special account processing including bankruptcy, deceased & fraud
• Manage collection exceptions, including but not limited to settlement offers
• Manage collection agencies and law firms retained to collect overdue accounts
• Manage sales of accounts to debt buyers
	Provide account level details to Bank on accounts to be sold as part of the debt-sales program.	M	Amended
Complaints Management
• Identify, capture, respond to and document complaints in system of record in accordance with definitions and requirements of the Bank policies and procedures.
• Other complaint management services, as requested.

Servicer's quality review for Tier 3 written complaints will maintain an accuracy rate of 90% or higher. Quality management audits should consist of a minimum average of 5 customer complaint interactions per associate each month. These reviews can consist of call listening, full process reviews or targeted testing. If accuracy rate falls below 90% any given month an explanation is required. If accuracy falls below 90% for three consecutive months an action plan must be provided to the Bank for improvement.
		M	Amended

First Addendum to Service Agreement
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
Contract Commitment Oversight • Holistic measurement of reputational risk, financial impact and high value brand performance of Banks Brand Partners.	Brand SLA failures shall not enable a contractual breach that enables a termination right.	M	Added
	Brand SLA achievement in line with Risk appetite measures not less than 95% achievement in a given month	M	Added
Brand SLA failures shall not occur on more than one Tier A brand in a given month, on the same brand for consecutive months nor shall failures occur on any Tier A brands across three consecutive months.

		M	Added
Human Resources • Assist in the recruiting, training, management of staff as well as the management of benefits available to Bank associates.
Recruitment average time to fill are as follows:
• Professional positions filled ≤ an average time to fill of 60 days.
• Volume positions filled ≥ a 90% class fill rates.
• Global positions filled  ≤ an average time to start of 150 days
		M	Amended
Information Security Support • Provide technologies and manage network and application access to protect client/customer data while assuring privacy and regulatory compliance.	Meet or exceed established threshold (>=98%) for granting approved user access requests within 10 business days of approval.	M	Amended
	Meet or exceed established threshold (>=98%) for completing password resets for non-SSO applications within 3 business days.	M	Amended
	Meet or exceed established threshold (>=98%) for removing access due to terminations within 10 business days.	M	Amended
	Complete network access removal due to terminations within 10 business days.	M	Amended

2.	Deletions. Set forth below are Performance Standards which shall be deleted from Appendix A to the Agreement.
Service	Performance Standard	Measuring Period	Deleted
Deleted
Deleted
Deleted

First Addendum to Service Agreement
Comenity Bank/Comenity Servicing LLC